UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2007 (October 24, 2007)

Commission File Number: 0-24260

Amedisys, Inc.

(Exact Name of Registrant as specified in Charter)

Delaware	11-3131700
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

5959 S. Sherwood Forest Blvd., Baton Rouge, LA 70816

(Address of principal executive offices including zip code)

(225) 292-2031 or (800) 467-2662

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Section 7 — Regulation FD

Item 7.01.	Regulation FD Disclosure

On October 25, 2007, Amedisys, Inc. (the “Company”) issued a press release announcing its entry into a $100 Million unsecured revolving credit facility. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Company will file a copy of the credit facility on a subsequent Current Report on Form 8-K.

In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not applicable

(b)	Pro Forma Financial Information.

Not applicable

(c)	Shell Company Transactions.

Not applicable

(d)	Exhibits.

99.1	Press release dated October 25, 2007, announcing the Company’s entry into a $100 Million unsecured revolving credit facility

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amedisys, Inc.

Date: October 25, 2007	By:	/s/ Dale E. Redman
Dale E. Redman
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated October 25, 2007, announcing the Company’s entry into a $100 Million unsecured revolving credit facility